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                                                                    Exhibit 10.2

                                NATCO GROUP INC.

                  FORM OF AMENDMENT NO. 1 TO SENIOR MANAGEMENT
                          CHANGE IN CONTROL AGREEMENT(1)

      THIS AMENDMENT NO. 1 TO SENIOR MANAGEMENT CHANGE IN CONTROL AGREEMENT (this "Amendment"), dated as of September 30, 2004, amends that certain Senior Management Change in Control Agreement (the "CIC Agreement") dated __________ by and between NATCO Group Inc., a Delaware corporation (the "Company"), and ______________ (the "Executive").

      WHEREAS, the Company's Board of Directors (the "Board") has determined that it is in the best interests of the Company and its stockholders to ensure that the Company and its affiliates will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a termination of the Executive's employment in certain circumstances, including following a Change in Control as defined herein. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened termination of the Executive's employment in such circumstances and to provide the Executive with compensation and benefits arrangements upon such a termination which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations who may seek to employ the Executive; and

      WHEREAS, the Company and the Executive mutually desire to amend the terms of the CIC Agreement as set forth below.

      NOW, THEREFORE, in order to accomplish these objectives, the Board has caused the Company to enter into this Amendment with the Executive, and it is hereby agreed as follows:

      1. Paragraph 1 of the CIC Agreement is hereby amended to insert a new definition at the end of the paragraph as follows:

      (i) Transition Period. "Transition Period" means the period from September 7, 2004 through and including December 31, 2005.

      2. Paragraph 4(b) of the CIC Agreement is hereby deleted.

      3. The CIC Agreement is further amended by inserting new paragraphs 4A and 4B, immediately following current paragraph 4, as follows:

4A. Obligations of the Company Upon Termination of Executive's Employment During the Transition Period.

      (a) If the Company terminates the Executive's employment other than for Cause or the Executive terminates employment with the Company for Good Reason during the Transition Period, and no Change in Control has occurred, the Company will pay the following to the

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(1) Entered into between the Company and the following executives: Robert A.
Curcio, Katherine P. Ellis, Richard W. FitzGerald, Richard D. Peters, Charles Frank Smith, Joseph H. Wilson and David R. Volz, Jr.

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